Exhibit 99.1

INVESTIndiana Equity Conference September 11, 2008

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Safe Harbor Statement

Investment Highlights Market leader: #1 position in North American trailer market Superb brand recognition: Supported by diverse, long-standing customer relationships Innovation leader: Best-in-class technology (e.g., DuraPlate(r)) New leadership: Strong management team & Continuous Improvement (CI) culture New strategic plan: Transform Wabash National into a diversified industrial manufacturer and service provider with reduced cyclicality, improved profitability and higher growth Strong financial position: 2007 OCF of $59M, net debt of $63M

Company At-A-Glance Key Facts: Founded as a start-up in 1985 IPO in 1991 - NYSE: WNC Headquartered in Lafayette, IN 3,100 employees 2007 sales of $1.1B 2007 trailer production of ~ 46,500 units #1 North American Designer, Manufacturer and Marketer of Truck Trailers and Related Transportation Equipment

DuraPlate(r) Pups Arctic Lite(r) Vans Transcraft (r) Flatbeds DuraPlate HD(r) Dry Vans RoadRailer(r) DuraPlate(r) Dry Vans WNC Product Offering FreightPro(r) Dry Vans Dry Vans Refrigerated Doubles Vans Intermodal Platforms

WNC Customer Relationships

Industry Leading Innovations

Innovation	Launch Date	Description
EZ Electrical System	2008	Standardized LED systems utilizing new lighting manufacturing technology
Bonded Skylight	2008	Reduces leaks and simplifies repairs
TrustLock Plus Door Lock	2009	Proprietary single-lock closing mechanism
Bonding Technologies	2009	Sidewalls and Logistics (Support Beams and Ties)
New DuraPlate® HD	2009	Increased damage resilience with improved floor rating
DuraPlate® Arched Roof	2009	Improved damage resistance and decreased weight
Fuel Efficiency	2009	Improved fuel efficiency technologies







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Recognized Leader in Trailer Industry WNC Competition 45702 171318 WNC Competition 35319 83289 WNC Competition 4659 19259 2007 Total Trailers WNC Competition 5724 26621 WNC Competition 41043 109910 2007 Total Dry Vans 2007 Total Vans 2007 Total Platforms 2007 Total Reefers Source: ACT, WNC, TrailerBody Builders Magazine

Freight Tonnage 116.2 July 1999 Peak = 108

Industry Outlook 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E 2009E 2010E 2011E 2012E Class 8 Trucks 280722 206555 118682 148236 141429 216521 269408 296474 133586 135576 198604 173950 226456 244179 Total Trailers 314087 275223 140100 142658 183162 235953 256091 279047 216254 148024 163618 219165 240954 254607 Units Source: ACT Research: 1999-2010 - ACT August '08; 2011-2012 - ACT February '08. U.S. Truck & Total Trailer Industry Shipments Class 8 Truck Total Trailers

Van Trailer Forecast Source: Van projections based on ACT Research: 1999-2010 - ACT August '08; 2011-2012 - ACT February '08. Dry Vans Wabash Market Share Reefers U.S. Dry & Refrigerated Van Trailer Forecast

DuraPlate(r) Growth Opportunity DuraPlate Competition 19 81 Est. DuraPlate(r) Fleet Penetration >350,000 Units Sold Faster growth than existing penetration: >28% Dry Vans sold today are DuraPlate(r) Source: ACT Research - August '08; WNC estimates DuraPlate(r) replacement cycle is beginning 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 as of 7/31 East 7309 17512 39776 43011 22205 21472 29658 38401 41418 42831 33383 12140 Units DuraPlate(r) Trailer Sales

WNC Expected Shipments Full year shipments 32,000 - 33,000 units Better-than-the-industry outlook - market share gain - is predicated on a number of factors including: Quality of our customer base - Includes many of the largest and best- positioned organizations in the freight hauling business DuraPlate(r) composite trailers - Performance and expanding acceptance of the premiere standard for the industry Pricing will continue to be challenging as available capacity chases limited demand, while raw material and component costs are rising at unprecedented rates and to levels never before seen

DuraPlate(r) Composite Panels High density polyethylene (HDPE) core bonded between two sheets of high-strength steel Composite panel is extremely strong, lightweight, and damage resistant Composite characteristics allow it to flex and absorb impact which helps reduce damage Pre-coated galvanized steel skin Galvanized steel skin Foamed HDPE core DuraPlate(r) Technology

Strategic Plan

Develop New Non-core Business Opportunities Develop Global Joint Ventures/ Alliances Make Strategic Acquisitions Optimize Manufacturing Costs Accelerate Strategic Sourcing Initiative Optimize Inventory Mgmt. Create Purchasing Consortium Expand Customer Base Leverage the WNC Brand. Optimize and Grow Sales Channels Enhance Succession Planning Process Expand Leadership Development Initiatives Improve Bench Strength Expand Associate Development Initiatives Develop & Launch Next Gen Dry Van Develop & Launch Next Gen Reefer Develop & Launch Fuel Savings Option Packages Strategic Pyramid - Executable Initiatives Innovation Customer Focus People Corporate Growth Operational Excellence Value Creation

Key Elements of the Plan Increase Diversification Improve Operational Excellence Capture Additional Growth Opportunities Reduce Cyclicality Improve Profitability Drive Higher Growth Goal: Transform Wabash National into a diversified industrial manufacturer and service provider by leveraging core competencies; Improve profitability via operational excellence; Capture additional revenue streams through new product development, new market growth opportunities, and selective acquisitions Objectives: Goals:

DuraPlate(r) Products Group Non-Core Business Development Leverage materials and skills into business opportunities in addition to selling trailers Grow DuraPlate(r) product sales Find and develop new business opportunities to diversify and grow the company Corporate Growth Diversification into markets presents significant long-term opportunities Alcoa Relationship Sell composite technology into all markets (excluding building cladding applications) Market Alcoa's AluplateTM aluminum product

Current DuraPlate® Products Markets

Utility Truck Bodies/Cargo Trailers

- Expanding relationship with Utilimaster.
- Developing opportunities with other truck body OEMs.
- Working on Cargo Trailer OEM segment.



FedEx
WELLS CARGO



Portable Containers Industry

- Current box designs are somewhat archaic – no real strong, dominant product design.
- Opportunities:
  1. Sell DuraPlate® wall panels to container manufacturers;
  2. Produce a standard DuraPlate® container and sell directly to the industry; and/or
  3. Secure an agreement to be the exclusive manufacturer of the containers for the top portable container storage companies.

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Operational Excellence Initiatives Optimize Manufacturing Process Southern Plant - On Hold Lafayette Transformation - Underway Strategic Sourcing Purchasing Consortium Inventory Optimization Offset the impact of rising raw materials prices Reduce capital allocation to inventory management Lower materials costs through greater purchasing leverage

Lafayette Transformation

Enhance Manufacturing Process

Lafayette Transformation

Areas of Focus:

- Transformation has already begun
- Update and consolidate assembly lines
  - Pup line integrated into high speed DuraPlate line Q2
  - High spec line integrated into high speed DuraPlate line by 10/1
- Optimize raw material storage and handling
- Transformation will be complete in the first half of 2009

Key Benefits:

- Streamline production processes and improve manufacturing efficiency
  - Optimize existing line configurations
- Drive margin improvement
  - Improve material handling processes
  - Consolidate dislocated warehouse facilities
  - Reduce labor dependency in tight Lafayette market
- Create additional floor space to facilitate new business opportunities
  - Portable storage units, etc.

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Lafayette North Campus - Future Layout Shipping Space Made Available Consolidated Warehouse Production Line Lafayette South Campus Over 190,000 square feet of space under roof made available for other opportunities. DCO 3

Inventory Management Accomplishments: Warehouse consolidation (15 to 9) Improved ERP utilization $30M inventory reduction in 2007 Notable improvement in inventory turns Storage Off Site MFG Transcraft WWP Total PLAN 12/1/2006 30.7 4.4 11.2 4.5 7.3 58.1 59 1/1/2007 31 5.3 12 4.3 7.7 60.3 58 2/1/2007 33.5 4.2 13.5 4.2 7.7 63.2 57 3/1/2007 29.2 5.6 12.1 3.7 7.9 58.6 56 4/1/2007 26.7 5.6 12.5 4 8.2 56.9 54 5/1/2007 27.3 5.7 12.4 3.3 7.9 56.5 52 6/1/2007 24.3 8.3 10.7 3 7.6 53.8 51 7/1/2007 24.8 5 12.2 3.3 7.5 52.7 51 8/1/2007 24.3 3.6 11.6 3.2 7 50.2 48 9/1/2007 20.1 3.6 9.2 3.5 6.8 43.4 45 10/1/2007 17.9 3.4 11.4 2.3 6.6 41.8 45 11/1/2007 17.6 3.2 11.1 1.6 6.5 40.1 45 12/1/2007 12.2 3.4 7.3 1.7 6.5 31.1 45 1/1/2008 14.7 3.4 9 2.3 6.7 36.5 37 2/1/2008 16.9 3.3 10.1 2.5 6.6 43.3 37 3/1/2008 17.9 3.3 9.9 1.5 6.7 41.9 35.8 4/1/2008 17.7 3.3 9.9 2.8 6.7 42.7 37.1 5/1/2008 23 3.5 10.2 2.4 6.7 48.1 41.6 6/1/2008 21.4 3.6 8.2 2.2 6.6 44.3 41.8 7/1/2008 43.5 8/1/2008 46.6 9/1/2008 43.8 10/1/2008 41.2 11/1/2008 32.5 12/1/2008 30.9 Goals: Eliminate 'dead-stock' Warehouse consolidation down to 2 Move towards vendor managed inventories (VMI) Raw material Turns - 28 Period Turns* 2006 17 2007 21 2008E 21 *Inventory Turns = COGS/Average Inventory

Strategic Sourcing Continually improve purchasing activities Develop new suppliers, with focus internationally Emphasis in Asia Build low-cost global sourcing platform Currently 5% of materials are purchased internationally Goal is to move 20% of parts and components to low cost countries (LCC) Areas of Focus: US 2007 2012 Spend 80 5 15 Low Cost Global Sourcing Goal = 20% of spend by 2012 Identify new LCC suppliers; offset rising raw materials prices

Purchase Consortium Wabash National Utility Vans Cargo Vans Trailer Manufacturers Aftermarket Parts Key Participants: Participative Consortium (WNC as Principal) Initially four to five consortium members (Associate Members) Centrally administered and maintained by WNC with diminutive costs Leverage similar purchasing requirements Approximately $500M additional spend 70% of spend utilizing same supply base Operation by 10/1/08 Un-tap significant cost savings opportunities Target 3% annual savings on $350M in spend initially Expected cost savings to WNC of approximately $10M in 2009 Areas of Focus:

Key Metrics Scorecard

	Reduce Cyclicality	Top-Line Growth	Improve Margins	Productivity Improvements	Earnings Growth
Middle Market Strategy/Increased Market Share	√	√	√		√
Process Technology Innovation			√	√	√
ERP System			√	√	√
Operational Excellence			√	√	√
Strategic Sourcing			√		√
New Leg	√	√			√
New Products	√	√			√

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Key Metrics Scorecard (cont.) Strategic Initiative Key Metrics Operational Excellence Operational Excellence Southern Plant Full utilization within 24 months from start Lafayette Transformation Assembly line update completed in 1H'09 Warehouse consolidation completed by Q2-09 Strategic Sourcing 5% sourced internationally in 2007 Goal of 20% sourced internationally by 2012 Inventory Management Increase raw material turns from 21in '07 to 28 in '08 and 30 in the future Purchasing Consortium Launch by 1H'09 $1M in cost savings in 2008, $10M in 2009 Innovation Innovation Next Generation: Reefer Van Dry Van Introduction: 2011 2012 Corporate Growth Corporate Growth Duraplate Products Group Grow from $5M to $80M by 2012 - 75% CAGR Joint Ventures/Alliances As appropriate Strategic Acquisitions As appropriate

Benson - Background Unique Situation 40 year history of building flat bed and dump trailers Unique opportunity - acquired the assets and intellectual property of a well respected aluminum trailer manufacturer in a distressed situation. Acquisition greatly accelerates our planned entry into the aluminum trailer market at nominal cost. Potential manufacturing and product platform for further growth.

Benson - Product Line The 524 is the standard duty trailer. The 724 model is the heavy duty trailer. 724 524 Aluminum Framed Dump Aluminum Frameless Dump Dump models are available with steel or aluminum frames, tandem or multi-axle.

Cadiz, KY - Facility Flexible, 2 Year Old Facility Purpose Built Facility 26 acres in an industrial park (sole occupant) 9 acre adjoining option 180k sq. ft. rectangle production area at 360' x 500' Separate paint and blast building Attached administrative offices Fully fenced Expandable by up to 2 bays and ~200 ft.

3 year operating lease for property and building with purchase option. Purchase selected assets. Purchase selected inventory No assumption of liabilities Purchase price - $5M Intellectual property included Opportunities for state and local tax Asset Transaction Purchasing - leverage buying power Sales - expand dealer base and pull through branch network Manufacturing and Technology - best practices and continuous improvement Administration - consolidate systems and processes Synergy Opportunities Benson Transaction Benson provides a low cost entry into complementary product lines combined with a newly constructed facility ideal for flatbed production.

Financials

Financial Highlights 2004 2005 2006 2007 1H'08 East 1041.1 1213.7 1312.2 1102.5 362.5 2004 2005 2006 2007 1H'08 East 1.8 3.06 0.3 0.52 -0.32 Revenue Diluted EPS ($ millions)

Financial Highlights (cont.) 2004 2005 2006 2007 1H'08 East 0.12 0.110000000046565 0.081 0.08 0.05 Gross Margin EBITDA Margin 2004 2005 2006 2007 1H'08 East 0.086 0.079 0.033 0.05 -0.005

Financial Highlights (cont.) 2004 2005 2006 2007 1H'08 East 56.9 50.5 51.8 59.3 16.6 Op. Cash Flow Consistent annual OCF ($ millions) 2004 2005 2006 2007 6/30/08 Total Equity $164.6 $278.7 $278.0 $279.9 $269.7 Debt $127.5 $125.5 $125.0 $104.5 $80.4 Cash $41.9 $67.4 $29.9 $41.2 $27.8 Inventory Turnover 10.2 10.7 10.0 8.2 6.0 ($ millions)

Financial Outlook Expectations 2007 Long-term Revenue $1.1B >$1.5B Market Share (total trailers) 21% 23% Non-trailer Revenue <$5M > $75M Gross Margins 8% > 10% EBITDA Margins 5% > 8%

Uses of Cash Priority of capital allocation decisions Investment in the business Opportunistic investments Strategic bolt-on acquisitions Quarterly cash dividend Share repurchase program Offset dilution Refinance convertible notes